UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2006
ENCORE WIRE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-20278	75-2274963
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1410 Millwood Road
McKinney, Texas	75069
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At a special meeting of the Board of Directors (“Board”) of Encore Wire Corporation (the “Company”) held on February 20, 2006, the Board approved certain amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws, (the “Bylaws”), in order to effect the following changes:
1)	to create the position of chairman emeritus;

2)	to authorize the Board to fix the number of directors, provided that the number of directors which shall constitute the full Board shall not be less than five (5);

3)	to provide that the president shall be the chief executive officer of the Company; and

4)	to remove the requirement that the directors elect a chairman of the board.
     Pursuant to the Amendments, Article III, Section 1 and Article V, Sections 1, 2, 6 and 8 of the Bylaws were deleted in their entirety and replaced with new such articles. In addition, a new Article III, Section 4 was added to the Bylaws. The Bylaws were filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004. A copy of the Amendment is attached hereto as Exhibit 3.2.
Prior to the Amendments, Section 1 of Article III of the Bylaws provided as follows:
     The number of directors which shall constitute the whole board shall be eight (8). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.
Following the Amendments, Section 1 of Article III of the Bylaws provides as follows:
     The number of directors which shall constitute the full Board of Directors shall be not less than (5), and shall be fixed by the Board of Directors from time to time. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.
The new Section 4 of Article III of the Bylaws provides as follows:
     The Board of Directors has created the honorary position of chairman emeritus and has designated Vincent A. Rego the chairman emeritus of the corporation in recognition of his extraordinary contributions to the corporation which he co-founded in 1989 and to the electrical wire and cable companies he founded and managed since the 1960s. Mr. Rego’s appointment as chairman emeritus shall endure for the duration of his life during which he shall be invited and shall have the right to attend and observe all meetings of the Board of Directors.

Prior to the Amendments, Section 1 of Article V of the Bylaws provided as follows:
     The officers of the corporation shall be chosen by the Board of Directors and shall be a chairman of the Board of Directors, a president, one or more vice presidents, a secretary and a treasurer. The officers of the corporation may also include a vice chairman, who shall be chosen by the Board of Directors.
Following the Amendments, Section 1 of Article V of the Bylaws provides as follows:
     The officers of the corporation shall be chosen by the Board of Directors and shall be a president, one or more vice presidents, a secretary and a treasurer. The officers of the corporation may also include a chairman of the board and a vice chairman, both of whom shall be chosen by the Board of Directors.
Prior to the Amendments, Section 2 of Article V of the Bylaws provided as follows:
     The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose a chairman of the Board of Directors and a president from its members, and one or more vice presidents, a secretary and a treasurer, none of whom need be a member of the Board of Directors. The Board of Directors may also choose a vice chairman, who need not be a member of the Board of Directors. The Board of Directors, the chairman of the Board of Directors or the president at any time may also appoint one or more assistant secretaries and assistant treasurers.
Following the Amendments, Section 2 of Article V of the Bylaws provides as follows:
     The Board of Directors, at its first meeting after each annual meeting of stockholders, shall choose a president from its members, and one or more vice presidents, a secretary and a treasurer, none of whom need be a member of the Board of Directors. The Board of Directors may also choose a chairman of the Board of Directors and a vice chairman, neither of whom need be a member of the Board of Directors. The Board of Directors, the chairman of the Board of Directors, if one is appointed, or the president at any time may also appoint one or more assistant secretaries and assistant treasurers.
Prior to the Amendments, Section 6 of Article V of the Bylaws provided as follows:
     The chairman of the board shall be the chief executive officer of the corporation and shall have general and active management of the business of the corporation. The chairman of the board shall, when present, preside at meetings of the Board of Directors and the stockholders. He shall assist the Board of Directors in the formulation of policies of the corporation and shall see that all orders and resolutions of the Board of Directors and all policies formulated by the Board of Directors are carried into effect. Where formulation of policies of the corporation does not require action by the Board of Directors, such policies shall be formulated by the chairman of the board in collaboration with the president. He shall also be available to other officers for consultation and advice. He shall have power and general authority to execute bonds, deeds and contracts in the name of the corporation and to affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the corporation as the proper conduct of business may require and to fix their compensation, subject to the provisions of these bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under the authority of an officer subordinate to him; and to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the chairman of the board. He shall have such other powers and duties as may, from time to time, be prescribed by the Board of Directors.
Following the Amendments, Section 6 of Article V of the Bylaws provides as follows:
     The chairman of the board, if one is elected, shall preside at meetings of the Board of Directors and the stockholders when present. He shall assist the Board of Directors in the formulation of policies of the corporation and shall see that all orders and resolutions of the Board of Directors and all policies formulated by the Board of Directors are carried into effect. Where formulation of policies of the corporation does not require action by the Board of Directors, such policies shall be formulated by the chairman of the board in collaboration with the president. He shall also be available to other officers for consultation and advice. He shall have power and general authority to execute bonds, deeds and contracts in the name of the corporation and to affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the corporation as the proper conduct of business may require and to fix their compensation, subject to the provisions of these bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under the authority of an officer subordinate to him; and to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the chairman of the board. He shall have such other powers and duties as may, from time to time, be prescribed by the Board of Directors. In the event of the absence or disability of the chairman of the board, his duties shall be performed and his powers may be exercised by the President unless otherwise determined by the Board of Directors.
Prior to the Amendments, Section 8 of Article V of the Bylaws provided as follows:
     The President shall be the chief operating officer of the corporation, shall, in the absence of the chairman of the board, preside (1) at all meetings of the stockholders and (2) in the absence of the vice chairman, if one is elected, at all meetings of the Board of Directors, shall have management and supervision of the day-to-day operations of the corporation and shall see that all orders and resolutions of the Board of Directors and all policies formulated by the Board of Directors, or by the chairman of the board in collaboration with the president, are carried into effect. The president shall have power and general authority to execute bonds, deeds and contracts in the name of the corporation and to affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the corporation as the proper conduct of operations may require and to fix their compensation, subject to the provisions of these bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the president; and in general to exercise all the powers usually appertaining to the office of president and chief operating officer of a corporation, except as otherwise provided by statute, the certificate of incorporation or these bylaws. In the event of the absence or disability of the president, his duties shall be performed and his powers may be exercised by the vice presidents in the order of their seniority, unless otherwise determined by the president, the chairman of the board, the Executive Committee or the Board of Directors.
Following the Amendments, Section 8 of Article V of the Bylaws provides as follows:
     The president shall be the chief executive officer of the corporation and shall have general and active management of the business of the corporation. The president shall, in the absence of the chairman of the board or if one is not elected, preside (1) at all meetings of the stockholders and (2) in the absence of the vice chairman, if one is elected, at all meetings of the Board of Directors, shall have management and supervision of the day-to-day operations of the corporation and shall see that all orders and resolutions of the Board of Directors and all policies formulated by the Board of Directors, or by the chairman of the board in collaboration with the president, are carried into effect. The president shall have power and general authority to execute bonds, deeds and contracts in the name of the corporation and to affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the corporation as the proper conduct of operations may require and to fix their compensation, subject to the provisions of these bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the president; and in general to exercise all the powers usually appertaining to the office of president and chief operating officer of a corporation, except as otherwise provided by statute, the certificate of incorporation or these bylaws. In the event of the absence or disability of the president, his duties shall be performed and his powers may be exercised by the vice presidents in the order of their seniority, unless otherwise determined by the president, the chairman of the board (if one is elected), the Executive Committee or the Board of Directors.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Pursuant to the Amendments and effective on the date thereof, Daniel Jones will have the title of President and Chief Executive Officer of the Company. Mr. Jones has been President and Chief Operating Officer of the Company since May 1998, and was appointed interim Chief Executive Officer of the Company in May 2005.
     Vincent A. Rego, who continues to recover from a stroke he suffered in May, 2005, will no longer hold the title of Chief Executive Officer of the Company. Mr. Rego will continue his role as a director of the Company until its annual meeting of stockholders in May 2006, but will not stand for re-election at the meeting. As noted below, Mr. Rego will also serve as chairman emeritus of the Company.
Section 8—Other Events
Item 8.01. Other Events.
     On February 21, 2006, Encore Wire Corporation (“the Company”) issued a press release announcing that Vincent A. Rego has been named chairman emeritus of the Company, in addition, the press release announced Mr. Rego’s plans to sell up to 800,000 shares of the Company’s common stock pursuant to Securities and Exchange Commission Rule 144. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
3.2	Amendment No. 1 to the Bylaws of the Company.

99.1	February 21, 2006 Press Release by Encore Wire Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE WIRE CORPORATION
Date: February 21, 2006	By:	/s/ FRANK J. BILBAN
Frank J. Bilban, Vice President -- Finance,
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Item	Exhibit

3.2	Amendment No. 1 to the Bylaws of the Company.

99.1	February 21, 2006 Press Release by Encore Wire Corporation.